UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 23, 2010
                                                         -----------------

                           OMNIAMERICAN BANCORP, INC.
                           --------------------------
             (Exact Name of Registrant as Specified in its Charter)

         Maryland                      001-34605               27-0983595
---------------------------        ------------------       -----------------
(State or Other Jurisdiction)     (Commission File No.)     (I.R.S. Employer
    of Incorporation)                                       Identification No.)



1320 South University Drive, Suite 900, Fort Worth, Texas               76107
---------------------------------------------------------               -----
    (Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code:  (817) 367-4640
                                                     --------------

                                 Not Applicable
                                ---------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)      Entry into Employment Agreement

     On February 23, 2010, OmniAmerican Bank (the "Bank"), the wholly-owned subsidiary of OmniAmerican Bancorp, Inc. (the "Company"), and Tim Carter, the Company and the Bank's President and Chief Executive Officer, entered into a three-year employment agreement that is renewable annually in the discretion of the Bank's board of directors ("Board") so that the remaining term will continue to be three years, unless notice of non-renewal of the employment agreement is given to Mr. Carter by the Board. The Company has executed the employment agreement to guarantee the Bank's financial performance thereunder. Under the employment agreement, the initial base salary for Mr. Carter is $450,000. The base salary will be reviewed annually. In addition to the base salary, the agreement provides for, among other things, participation in bonus programs and other employee benefits applicable to all executive employees. In the event of Mr. Carter's termination without cause or resignation for good reason (as defined in the employment agreement) at any time under the employment agreement, including such termination following a change in control, the employment agreement provides a lump sum severance benefit for Mr. Carter equal to three times the sum of his (i) base salary and (ii) average rate of bonus (or following a change in control, his highest rate of bonus) paid during the three years prior to his termination. In addition, Mr. Carter will be entitled to continued life insurance and health insurance coverage for three years following his termination, as provided in the employment agreement. In the event of Mr. Carter's termination of employment for cause, no benefit will be paid or provided to Mr. Carter under his employment agreement. The employment agreement also contains a non-compete and non-solicitation agreement that prevents Mr. Carter from soliciting officers or employees of the Bank or competing with the Bank (other than following a change in control) for a two-year period following his termination of employment.

     The foregoing description of the employment agreement is qualified in its entirety by reference to the employment agreement that is attached hereto as
Exhibit 10.1 of this Current Report on Form 8-K, and is incorporated by reference into this Item 5.02.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired: None

(b) Pro Forma Financial Information: None

(c) Shell company transactions: None

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


(d) Exhibits:

    Exhibit Number                Description
    --------------                -------------

    Exhibit 10.1 Employment Agreement by and between the Bank and Tim Carter


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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                     OmniAmerican Bancorp, Inc.



DATE:  February 25, 2010                  By: /s/ Deborah B. Wilkinson
                                                --------------------------------
                                                Deborah B. Wilkinson
                                                Senior Executive Vice President
                                                 and Chief Financial Officer




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